EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated April 17, 1998, on the Company's 1997 financial statements and schedules included in the Company's Transition Report on Form 10-K for the six-month period ended December 31, 1997, into this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3.




                                                            Arthur Andersen, LLP



Charlotte, North Carolina
June 2, 1998

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